                                                             Exhibit 4.3


                                                            COMMON STOCK
                                                          WITHOUT PAR VALUE

                            (VF CORPORATION LOGO)

   NUMBER                                                       SHARES
MN    69614

                                                             SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS


                                                           CUSIP  918204  10  8

INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA

This Certifies that


                                   SPECIMEN


is the owner of

          FULL-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                               V.F. CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
        Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

           /s/ L. M. Taruoski                 /s/ L. R. Pugh
                 SECRETARY                           CHAIRMAN OF THE BOARD

                           (V.F. CORPORATION SEAL)

                               COUNTERSIGNED AND REGISTERED
                                       FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

BY

                                                             AUTHORIZED OFFICER

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                               V.F. CORPORATION

          THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM     -- as tenants in common                         UNIF GIFT MIN ACT --         Custodian
                                                                                         -----------------------------
         TEN ENT     -- as tenants by the entireties                                     (Cust)              (Minor)
                                                                                         under Uniform Gifts to Minors
         JT TEN      -- as joint tenants with right of
                         survivorship and not as tenants                                 Act
                         in common                                                           --------------------------
                        Additional abbreviations may also be                                           (State)
                         used though not in the above list.

For value received _______ hereby sell, assign and transter unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
                                                                          Shares
- --------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
- ------------------------------------------------------------------------
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

                              ------------------------------------------------
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between V.F. Corporation and Morgan Shareholder Services Trust Company, dated as of January 13, 1988 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of V.F. Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. V.F. Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. As described in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) shall become null and void.